Exhibit 10

EXECUTION COPY

AMENDMENT NO. 2

TO

REVOLVING CREDIT AGREEMENT

This is AMENDMENT NO. 2, dated as of January 14, 2011 (this “Amendment”), by and among by GEORGIA GULF CORPORATION, a Delaware corporation (“U.S. Borrower”), ROYAL GROUP, INC., a Canadian federal corporation (“Canadian Borrower”), GENERAL ELECTRIC CAPITAL CORPORATION (“GE Capital”), as Administrative Agent, Swingline Lender and Co-Collateral Agent, Wachovia Capital Finance Corporation (New England) (“Wachovia Capital”), as Co-Collateral Agent and L/C Issuer, and the Lenders party hereto, under that certain Credit Agreement, dated as of December 22, 2009 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”) by and among the U.S. Borrower, the Canadian Borrower, the other Credit Parties party thereto, the Lenders and the L/C Issuers from time to time party thereto, GE Capital, as Administrative Agent, Co-Collateral Agent and Co-Syndication Agent, and Wachovia Capital, as Co-Collateral Agent and Co-Syndication Agent.  Capitalized terms used but not defined in this Amendment shall have the meanings that are set forth in the Credit Agreement.

WITNESSETH:

WHEREAS, the Credit Parties, the Lenders, the Swingline Lender, the L/C Issuer, the Administrative Agent and the Co-Collateral Agents wish to make certain amendments to the Credit Agreement on the terms and subject to the conditions herein provided;

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

SECTION 1.         AMENDMENT

1.1          Effective as of the Second Amendment Effective Date (as defined in Section 2 hereof) and subject to the satisfaction (or due waiver) of the conditions set forth in Section 2 (Conditions Precedent to Effectiveness) hereof, the Credit Agreement is hereby amended as follows:

(a)           Section 1.9 (Fees) is hereby amended by amending and restating clause (b) thereof in its entirety as follows:

(b)           Unused Commitment Fee.  The Borrowers shall pay to Administrative Agent a fee (the “Unused Commitment Fee”) for each day in an amount equal to:

(i)            the Aggregate Revolving Loan Commitment for such day, less

(ii)           the Revolving Loan Commitment for such day of any Non-Funding Lender, less

(iii)          the sum of (x) the Revolving Loans outstanding plus (y) the Swing Loans outstanding plus (z) the amount of Letter of Credit Obligations, in each case for such day,

multiplied by (A) 0.50% per annum if the then applicable Utilization is less than 50% and (B) 0.375% per annum if the then applicable Utilization is greater than or equal to 50%.  Such fee shall be payable monthly in arrears on the first day of the calendar month following the date hereof and the first day of each calendar month thereafter.  The Unused Commitment Fee provided in this subsection 1.9(b) shall accrue at all times from and after mutual execution and delivery of this Agreement.  Following receipt of the Unused Commitment Fee, Administrative Agent shall pay to each Revolving Lender (other than the Swingline Lender with respect to any Swing Loans, and other than any Non-Funding Lender from and after the date such Lender became a Non-Funding Lender and regardless of whether such Non-Funding Lender’s Commitment has been terminated) from, and to the extent of, the Unused Commitment Fee and interest received by it on the Swing Loans an amount equal to its pro rata share of the Unused Commitment Fee calculated as if the average daily balance of Swing Loans for the preceding calendar month had been zero.

(b)           Section 11.1 (Defined Terms) is hereby amended by inserting the following new definition in such section in the appropriate alphabetical order:

“Mortgaged Property” has the meaning assigned to such term in Schedule 4.16.

(c)           The definitions of “Availability Block”, “Canadian Availability Block” and “Domestic Availability Block” shall each be deleted in its entirety.

(d)           The Pricing Grid set forth in the definition of “Applicable Margin” shall be amended and restated in its entirety as follows

Revolving Loans and Swing Loans

Average Excess Availability	LIBOR Margin	Base Rate/Canadian Index Rate Margin
Greater than or equal to $150,000,000	2.50%	1.50%
Greater than $75,000,000 and less than $150,000,000	2.75%	1.75%
Less than or equal to $75,000,000	3.00%	2.00%

(e)           The definition of “Canadian Borrowing Base” shall be amended by deleting clause (c) in its entirety and re-lettering clauses (d) and (e) thereof as clause (c) and (d), respectively;

(f)            The definition of “Domestic Borrowing Base” shall be amended by deleting clause (c) in its entirety and re-lettering clauses (d) and (e) thereof as clause (c) and (d), respectively;

(g)           The definition of “Excess Availability” shall be amended by deleting the phrase “less the Availability Block” from clause (a)(i);

(h)           The definition of “Revolving Termination Date” shall be amended and restated in its entirety as follows:

2

“Revolving Termination Date” means the earlier to occur of:  (a) January 13, 2016 and (b) the date on which the Aggregate Revolving Loan Commitment shall terminate in accordance with the provisions of this Agreement.

SECTION 2.         CONDITIONS PRECEDENT TO EFFECTIVENESS

2.1          This Amendment shall become effective as of the date hereof (the “Second Amendment Effective Date”) upon the following:

(a)           The Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, the Administrative Agent, the Lenders, the Swingline Lender and the L/C Issuer;

(b)           The Administrative Agent shall have received an opinion of Jones Day, counsel to the Credit Parties, dated as of the Second Amendment Effective Date, in form and substance reasonably satisfactory to the Administrative Agent;

(c)           The Administrative Agent shall have received, for the account of each Lender, a consent fee equal to 0.15% of the aggregate principal amount of the Revolving Loan Commitment of such Lender;

(d)           The Administrative Agent and Lenders shall have received all fees, costs and expenses due and payable under the Credit Agreement and the other Loan Documents (including without limitation the fees and out-of-pocket expenses of legal counsel to the Administrative Agent);

(e)           All representations and warranties contained in Section 3 hereof shall be true and correct as of the Second Amendment Effective Date; and

(f)            The Administrative Agent shall have received standard form flood hazard determination certificates for each Mortgaged Property and, if applicable, evidence of Flood Insurance.

SECTION 3.         REPRESENTATIONS AND WARRANTIES

On and as of the Second Amendment Effective Date, after giving effect to this Amendment and the transactions contemplated hereby, each Credit Party party hereto represents and warrants to the Administrative Agent and the Lenders, that the following statements are true and correct:

3.1          Corporate Power and Authority.  Each Credit Party party hereto has all requisite power and authority to (a) enter into this Amendment and to carry out the transactions contemplated hereby and (b) perform its obligations under each Loan Document to which it is a party and to carry out the transactions contemplated thereby.

3.2          Authorization of Agreements.  The execution, delivery and performance of this Amendment and the documents contemplated hereby and thereby have been duly authorized by all necessary action on the part of each Credit Party party hereto.

3.3          Incorporation of Representations and Warranties from the Credit Agreement.  The representations and warranties as to each Credit Party made in Article III (Representations and Warranties) of the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier contained therein), except to the extent that such representations or warranties expressly relate to an earlier date, in which event such representations and warranties shall be true and

3

correct in all material respects (without duplication of any materiality qualifier contained therein) as of such earlier date.

3.4          Absence of Default.  Before and immediately after giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing or will result therefrom.

SECTION 4.         POST-SECOND AMENDMENT EFFECTIVE DATE MATTERS

4.1          Post-Second Amendment Effective Date Requirements Relating to the Mortgaged Properties.  Within thirty (30) days of the Second Amendment Effective Date (or such later date acceptable to the Administrative Agent in its sole discretion), the Credit Parties shall deliver to the Administrative Agent:

(a)           title searches for each Mortgaged Property reasonably satisfactory to the Administrative Agent indicating among other things that the applicable Credit Party has valid legal title to (or in the case of leasehold interests, a valid leasehold in) the Mortgaged Property, free and clear of any Lien except for Permitted Liens, and otherwise containing only such additional exceptions as may be reasonably satisfactory to the Administrative Agent (and to the extent requested by the Administrative Agent, a true and correct copy of any recorded instruments appearing on such search results), provided however, if such title searches show any Lien other than Permitted Liens, the applicable Credit Party shall, within thirty (30) days of notice from the Administrative Agent, cure such Lien to the reasonable satisfaction of the Administrative Agent, the failure to so cure shall, upon further notice from the Administrative Agent following the expiration of such cure period, be an Event of Default; and

(b)           evidence that all fees, costs and expenses have been paid in connection with such title searches and other charges incurred in connection with the other matters described in this Section 4.1.

SECTION 5.         MISCELLANEOUS

5.1          Ratification by Credit Parties.

(a)           Each of the Credit Parties hereby agrees and consents to this Amendment and to the documents and agreements referred to herein.  Each of the Credit Parties agrees and acknowledges that (i) notwithstanding the effectiveness of this Amendment, such Credit Party’s guarantee (as set forth in the Collateral Documents) shall remain in full force and effect without modification thereto and (ii) nothing herein shall in any way limit any of the terms or provisions of such Credit Party’s guarantee or any other Loan Document executed by such Credit Party (as the same may be amended from time to time), all of which are hereby ratified, confirmed and affirmed in all respects.  Each of the Credit Parties hereby agrees and acknowledges that no other agreement, instrument, consent or document shall be required to give effect to this Section 5.1.  Each of the Credit Parties hereby further acknowledges that the Borrowers, the Administrative Agent and any Lender may from time to time enter into any further amendments, modifications, terminations and/or waivers of any provision of the Loan Documents without notice to or consent from such Credit Party and without affecting the validity or enforceability of such Credit Party’s guarantee or giving rise to any reduction, limitation, impairment, discharge or termination of such Credit Party’s guarantee.

(b)           The Roybridge Financing Trust/La Fiducie De Financement Roybridge hereby ratifies and confirms its agreement with each of the following amendments, waivers and consents in connection with the Credit Agreement as if such entity had been an original signatory to such amendments, waivers and consents on the respective dates of execution: (a) Waiver No. 2, dated as of

4

August 6, 2010; (b) Amendment No. 1, dated as of October 6, 2010; and (c) Waiver No. 3, dated as of November 19, 2010; and (d) Consent and Waiver No. 4, dated as of December 23, 2010.

5.2          Binding Effect.  This Amendment shall be binding upon the parties hereto and their respective successors and assigns and shall inure to the benefit of the parties hereto and the successors and assigns of the Lenders.

5.3          Severability.  In case any provision in or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

5.4          References to Credit Agreement.  On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, “Revolving Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

5.5          Effect on Credit Agreement.  Except as specifically amended by this Amendment, the Credit Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.  The parties agree that in the event of any conflict between this Amendment and the provisions of the Credit Agreement, this Amendment shall control.

5.6          No Waiver.  The execution, delivery and performance of this Amendment shall not, except as expressly provided herein, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Administrative Agent or Lenders under, the Credit Agreement or any of the other Loan Documents.  This Amendment shall not constitute an amendment or waiver of, or an indication of the Administrative Agent’s or the Lenders’ willingness to amend or waive, any other provisions of the Credit Agreement or any other Loan Documents or the same provisions for any date or purpose.

5.7          Headings.  Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.

5.8          APPLICABLE LAW.  THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICT OF LAWS PRINCIPLES THEREOF.

5.9          Counterparts.  This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.  Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document.  Delivery of an executed signature page of this Amendment by facsimile transmission or electronic mail shall be as effective as delivery of a manually executed counterpart hereof.

5.10        Loan Document.  This Amendment is a Loan Document.

[Signature Pages Follow]

5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

BORROWERS:

GEORGIA GULF CORPORATION
ROYAL GROUP, INC. GROUPE ROYAL, INC.

By	/s/ Gregory Thomson
Name: Gregory Thomson
Title: Chief Financial Officer

GUARANTORS:

GEORGIA GULF CHEMICALS & VINYLS, LLC
GEORGIA GULF LAKE CHARLES, LLC
ROYAL MOULDINGS LIMITED
ROYAL WINDOW AND DOOR PROFILES PLANT 13 INC.
ROYAL WINDOW AND DOOR PROFILES PLANT 14 INC.
ROYAL OUTDOOR PRODUCTS, INC.
PLASTIC TRENDS, INC.
ROYAL GROUP SALES (USA) LIMITED
ROME DELAWARE CORP.
ROYAL PLASTICS GROUP (U.S.A.) LIMITED
ROME ACQUISITION HOLDING CORP.

By:	/s/ Gregory Thomson
Name: Gregory Thomson
Title: Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

ALAIN CÔTÉ, acting solely in his capacity as trustee of THE ROYBRIDGE FINANCING TRUST / LA FIDUCIE DE FINANCEMENT ROYBRIDGE

By:	/s/ Alain Côté
Name: Alain Côté
Title: Sole Trustee

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

GENERAL ELECTRIC CAPITAL CORPORATION, as Administrative Agent, Swingline Lender, Co-Collateral Agent and Lender

By:	/s/ David C. Johnson
Name:	David C. Johnson
Title:	Duly Authorized Signatory

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

JPMORGAN CHASE BANK, N.A., as Lender

By:	/s/ Kevin Chichester
Name:	Kevin Chichester
Title:	Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

BARCLAYS BANK PLC, as Lender

By:	/s/ Michael J. Mozer
Name:	Michael J. Mozer
Title:	Assistant Vice President

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

WELLS FARGO CAPITAL FINANCE CORPORATION CANADA, as Lender

By:	/s/ Katherine Houser
Name:	Katherine Houser
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Lender

By:	/s/ Katherine Houser
Name:	Katherine Houser
Title:	Director

[SIGNATURE PAGE TO AMENDMENT NO. 2 TO CREDIT AGREEMENT]